SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 13, 2012

ANTAGA INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-170091	68-0678499
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

2368 Second Avenue, 2nd Floor
San Diego, CA 92101
(Address of Principal Executive Offices)

 (514) 967-4372
Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ANTAGA INTERNATIONAL CORP.

Form 8-K

Current Report

ITEM 5.03
AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On September 13, 2012, Antaga International Corp. (the “Company”) filed a Certificate of Amendment to its Articles of Incorporation effecting an increase in the total number of authorized shares of common stock from 75,000,000 (seventy five million) to 100,000,000 (one hundred million).  The Amendment was approved by 51.177 percent of the Company’s shareholders on September 13, 2012.

ITEM 8.01
OTHER EVENTS

On October 01, 2012, the Company affected an 18:1 forward stock split pursuant to which each outstanding share of the Company’s pre-split common stock was split into eighteen post-split shares of common stock.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

3.1	Certificate of Amendment of Amended Articles of Incorporation dated September 13, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTAGA INTERNATIONAL CORP.
Date: October 3, 2012	By: /s/ Mark S. Zouvas
Mark S. Zouvas
Chief Executive Officer

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